UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 11, 2011

ASB BANCORP, INC.
(Exact Name of Registrant as Specified in Its Charter)

North Carolina (State or other jurisdiction of incorporation or organization)	001-35279 (Commission File Number)	45-3463413 (IRS Employer Identification No.)

11 Church Street, Asheville, North Carolina 28801
(Address of principal executive offices) (Zip Code)

(828) 254-7411
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

On October 11, 2011, ASB Bancorp, Inc. (the “Company”), the stock holding company for Asheville Savings Bank, S.S.B. (the “Bank”), issued a press release announcing that it has completed the conversion of the Bank from the mutual form of organization to the stock form of organization as well as its subscription and community offering.  A total of 5,584,551 shares of common stock were sold in the subscription and community offering at $10.00 per share.

A copy of the press release is attached as Exhibit 99.1 and incorporated by reference.

Item 9.01   Financial Statements and Exhibits.

(d)           Exhibits

Number                           Description

99.1                                Press Release dated October 11, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

ASB BANCORP, INC.

Date: October 11, 2011	By:	/s/ Suzanne S. DeFerie
Suzanne S. DeFerie
President and Chief Executive Officer